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                                                                    EXHIBIT 10.6

                        SPECTRUM FINANCIAL SYSTEMS, INC.

                                October 18, 2000

Mr. Carle Martin, President
Sweetwater B&T L/O
P.O. Box 1309
Powder Springs, GA 30127

PROPOSAL - USED MODULAR FINANCIAL BUILDING PURCHASE
           1288 SF FACILITY - RECONDITIONED EQUIPMENT

MODULAR FINANCIAL BUILDING, with approximately 1288 square feet. The enclosed specification sheet will identify the standard elements of the building construction.

This Modular Facility comes complete with:
28' x 48' = 1288 SF
TELLER COUNTERS & CHECK DESK
DURAWOOD EXTERIOR SIDING
5' - 0" CEILING HEIGHT WITH RECESSED LIGHT FIXTURES
HANDICAP APPROVED RESTROOM
ADA APPROVED SPECIFICATIONS
VINYL COVERED SHEETROCK WALLS
COMMERCIAL GRADE CARPET THROUGHOUT, 20 OZ.
FLOOR STRUCTURE DESIGNED TO SUPPORT SAFES
DUAL 2.0-TON AIR CONDITIONING SYSTEMS

EQUIPMENT PACKAGE - NIGHT DEPOSITORY, DRIVE UP WINDOW, METAL UNDERCOUNTER, ALARM, CCTV

PRICE .....................................................  $68,657.00 - D & I

NOT INCLUDED: SITE PREPARATION, UTILITY CONNECTIONS, PAVING, SKIRTING, SIGNS, RAMPS, SIDEWALKS, LANDSCAPING, SITE PERMITS, FURNITURE, WALL TREATMENTS, ARCHITECTURAL OR ENGINEERING FEES. SPECTRUM WARRANTS THE BUILDING FOR ONE YEAR.

                                                DAVID AMOS
                                                REGION MANAGER


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                        SPECTRUM FINANCIAL SYSTEMS, INC.

                                October 18, 2000

                     SIX (6) MONTH FINANCIAL LEASE AGREEMENT
                                 By and between:

                        SPECTRUM FINANCIAL SYSTEMS, INC.
                     163 MCKENZIE ROAD MOORESVILLE, NC 28115
                                    (LESSOR)

                           SWEETWATER BANK & TRUST I/O
                                POWER SPRINGS, GA
                                    (LESSEE)

1. LEASE - At the request of the Lessee, SPECTRUM FINANCIAL SYSTEMS agrees to furnish the Modular Building/Equipment listed below for the use of the Lessee, subject to the terms and conditions set forth in this Agreement.

Lessee agrees to pay SPECTRUM FINANCIAL SYSTEMS the sum indicated monthly, due and payable (10) days from the date of invoice. The lease of said
Building/Equipment shall commence on the date such items are delivered and installed, and shall continue for a minimum of SIX (6) months.

2.       MODULAR BUILDING/EQUIPMENT LEASED -
1288 SQ. FT. MODULAR BUILDING
TELLER COUNTERS, CHECK DESK, ALARM & CCTV

INITIAL PAYMENT (DELIVERY & SET UP) ..................   $ 9,000.00
         With signed Lease Agreement

MONTHLY LEASE PAYMENT ................................   $ 3,000.00

MONTHLY LEASE PAYMENT AFTER 6 MONTHS .................   $ 2,500.00

3. TAXES - The Lessee agrees to pay or reimburse SPECTRUM for payment of any applicable taxes.

4. DELIVERY - Lessor agrees to pay all transportation charges required in delivering items to Lessee. Lessee agrees to pay transportation charges to return items to SPECTRUM, Charlotte, N.C. This cost will not exceed $5,000.00.


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October 18, 2000
SWEETWATER BANK & TRUST I/O
POWDER SPRINGS, GA

5. MAINTENANCE - Lessee will service all leased equipment so as to keep it in operating condition. If the Building or equipment has been subject to accident, negligence, or abuse, the Lessee shall bear the cost of service or repair. For this purpose, service technicians shall have free access to equipment during regular business hours.

6. OWNERSHIP/POSSESSION - It is agreed that SPECTRUM FINANCIAL SYSTEMS is the owner of the Building/Equipment, that possession thereof by Lessee is temporary and for the purpose and subject to the conditions hereof; and that all rights to such possession shall revert to SPECTRUM FINANCIAL SYSTEMS immediately upon termination, breach or default hereof by the Lessee (unless purchased by Lessee). Lessee agrees that it will keep the said items safely, that it will not move any items without written permission from SPECTRUM FINANCIAL SYSTEMS and that upon termination hereof for any cause, it will deliver same to SPECTRUM promptly, in the condition in which received, reasonable effects of use and depreciation excepted.

7. LIABILITY - Lessee agrees to assume all risks of injury to persons or property occasioned by the operation of the Building/Equipment while in the possession of Lessee, its agents and/or servants. Lessee agrees to obtain Liability and Comprehensive insurance consistent with industry standards.

8. USAGE - Unless specifically noted as respects to any equipment. Lessee agrees that it will not use the Building/Equipment in excess of industry standards.

9. DURATION - The term of the Agreement shall be SIX (6) months from the date the building is delivered. Agreement is automatically renewed for additional 30-day periods thereafter until terminated by either party upon sixty
(60) days written notice given prior to the termination of any 30 day period.

10. ACCEPTANCE - All agreements are subject to approval by SPECTRUM FINANCIAL SYSTEMS.

DATE
    -----------------------------------

SPECTRUM FINANCIAL SYSTEMS, INC.           SWEETWATER BANK & TRUST I/O
                                                   (LESSEE HEREIN)


BY                                         BY
  -------------------------------------      -----------------------------------
         VENNIE A. PENT                    CARIC MARTIN

TITLE                                      TITLE
     ----------------------------------         --------------------------------
         PRESIDENT                                  PRESIDENT


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